THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT.

THIS NOTE IS ISSUED IN CONNECTION WITH AN EXCHANGE AGREEMENT BETWEEN THE PAYEE AND THE MAKER OF EVEN DATE HEREWITH, PURSUANT TO WHICH THE PAYEE EXCHANGED, SURRENDERED, AND CONVERTED OTHER SECURITIES FOR THESE SECURITIES, ALL AS SET FORTH IN THE EXCHANGE AGREEMENT.

DEMAND PROMISSORY NOTE

U.S. $21,027.40	May 14, 2008

Original Investment Date (determined pursuant to Rule 144(d)(3)(ii):	November 16, 2007

FOR VALUE RECEIVED, Diet Coffee, Inc., a Delaware corporation (the “Maker”), hereby promises to pay to Interstellar Holdings, LLC, or its successors and assigns (the “Payee”), at its address at 1446 Redding Road, Fairfield CT, 06824, or to such other address as Payee shall provide in writing to the Maker for such purpose, a principal sum of TWENTY ONE THOUSAND TWENTY SEVEN DOLLARS AND FORTY CENTS (U.S. $21,027.40). The entire principal amount hereunder shall be due and payable in full on demand (the “Maturity Date”), or on such earlier date as such principal amount may earlier become due and payable pursuant to the terms hereof.

1. Interest Rate. Interest shall accrue on the unpaid principal amount of this Demand Promissory Note (the “Note”) at the rate of ten percent (10%) per annum from the date of the first making of the loan for such principal amount until such unpaid principal amount is paid in full. Interest hereunder shall be paid on the Maturity Date or on such earlier date as the principal amount under this Note becomes due and payable in accordance with the terms hereof and shall be computed on the basis of a 360-day year for the actual number of days elapsed.

2. Mandatory Prepayment Upon Triggering Events. Upon the occurrence of a Triggering Event (as defined below), the Payee shall have the right (in addition to all other rights it may have hereunder or under applicable law), exercisable at the sole option of the Payee, to require the Maker to prepay all or a portion of the outstanding principal amount of this Note plus all accrued and unpaid interest thereon. Such prepayment shall be due and payable within thirty (30) Business Days of the date on which the notice for the payment therefor is provided by the Payee.

A “Triggering Event” means any one or more of the following events (whatever the reason and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of the principal of interest on or other payments owing in respect of this Note, free of any claim of subordination, as and when the same shall become due and payable (whether on the Maturity Date, by acceleration, or otherwise) and such non-payment continues for ten (10) Business Days after written notice of non-payment is given by Payee to Maker; or

(ii) the Maker or any of its subsidiaries shall commence or there shall be commenced against the Maker or any such subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary thereof or there is commenced against the Maker or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Maker or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary thereof for the purpose of effecting any of the foregoing;

3. No Waiver of Payee’s Rights, etc. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

4. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

5. Cumulative Rights and Remedies; Usury. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available. If it shall be found that any interest outstanding hereunder shall violate applicable laws governing usury, the applicable rate of interest outstanding hereunder shall be reduced to the maximum permitted rate of interest under such law.

6. Collection Expenses. If this obligation is placed in the hands of an attorney for collection after default, and provided the Payee prevails on the merits in respect to its claim of default, the Maker shall pay (and shall indemnify and hold harmless the Payee from and against), all reasonable attorneys’ fees and expenses incurred by the Payee in pursuing collection of this Note.

7. Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Payee and its successors and assigns. The term “Payee” as used herein, shall also include any endorsee, assignee, or other holder of this Note.

8. Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Payee a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Payee to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

9. Governing Law. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Connecticut without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the county of Fairfield, State of Connecticut, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

10. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

IN WITNESS WHEREOF, the Maker has caused this Demand Promissory. Note to be duly executed and delivered as of the date first set forth above.

DIET COFFEE, INC. By: Name: Adam J. Engel Title: President